UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2017

Vantage Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38057	81-5277998
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5221 N. O’Connor Boulevard, 11th Floor Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(972) 432-1440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported in the Current Report on Form 8-K filed by Vantage Energy Acquisition Corp. (the “Company”) on April 21, 2017 (the “Initial Form 8-K”), the Company consummated its initial public offering (the “IPO”) of 48,000,000 units (the “Units”) on April 17, 2017. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company, each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $480,000,000.

In connection with the IPO, the underwriters were granted an option to purchase up to an additional 7,200,000 Units to cover overallotments, if any. On April 17, 2017, the underwriters exercised their overallotment option in full and, on April 19, 2017, the underwriters purchased 7,200,000 Units (“Overallotment Units”) at an offering price of $10.00 per Unit, generating gross proceeds of $72.0 million.

As previously reported in the Initial Form 8-K, on April 17, 2017, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 7,733,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, NGP Vantage Energy LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $11,600,000. On April 19, 2017, simultaneously with the sale of the Overallotment Units, the Company completed a private placement with the Sponsor for an additional 960,000 warrants at a price of $1.50 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds of $1,440,000.

Approximately $552,000,000 of the net proceeds from the IPO (including the Overallotment Units) and the private placements with the Sponsor has been deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of April 17, 2017 reflecting receipt of the net proceeds from the IPO and the Private Placement (excluding the proceeds from the sale of the Overallotment Units and the private placement on April 19, 2017) was previously filed by the Company as an exhibit to the Initial Form 8-K. The Company’s unaudited pro forma balance sheet as of April 17, 2017, reflecting receipt of the proceeds from the sale of the Overallotment Units and the Additional Private Placement Warrants on April 19, 2017, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Pro Forma Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vantage Energy Acquisition Corp.

Date: April 25, 2017	By:	/s/ Jeffrey A. Zlotky
	Name:	Jeffrey A. Zlotky
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Pro Forma Balance Sheet.

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